EX-33.5
(logo) GMAC Bank

Certification Regarding Compliance with Applicable Servicing Criteria

1. GMAC Bank ("GMACB") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include (i) all SEC-registered transactions closed on or after January 1, 2006 and (ii) unregistered transactions where GMACB has agreed to prepare an assessment of compliance in conformity with Item 1122 of Regulation AB. for which GMACB acted as Document Custodian and involving first and second lien mortgage loans and home equity loans (the "GMAC Bank Platform"), as set forth in Appendix B hereto.

2. Except as set forth in paragraph 3 below, GMACB used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

3. The criteria listed in the column titled "Inapplicable to GMACB" in Appendix A hereto are inapplicable to GMACB based on the activities it performs with respect to the GMAC Bank Platform;

4. GMACB has complied, in all material respects, with the applicable servicing criteria as of December 31. 2007 and for the Reporting Period with respect to the GMAC Bank Platform taken as a whole; and

5. PricewaterhouseCoopers LLP, a registered independent public accounting firm, has issued an attestation report on GMACB's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 17. 2008

GMAC Bank
By: /s/ Robert E. Groody
Name: Robert E. Groody
Title: Executive Vice President


(page)


APPENDIX A



                                SERVICING CRITERIA                     SERVICING CRITERIA

                                                                   Applicable to       Inapplicable to
Reference                            Criteria                      GMACB               GMACB
                General Servicing Considerations

1122(d)(1)(i)   Policies and procedures are instituted                                     X
                to monitor any performance or other
                triggers and events of default in
                accordance with the transaction
                agreements.

1122(d)(1)(ii)  If any material servicing activities                                       X
                are outsourced to third parties, policies
                and procedures are instituted to monitor
                the third party's performance and
                compliance with such servicing
                activities.

1122(d)(1)(iii) Any requirements in the transaction                                        X
                agreements to maintain a back-up servicer
                for the pool assets are maintained.

1122(d)(1)(iv)  A fidelity bond and errors and                                             X
                omissions policy is in effect on the
                party participating in the servicing
                function throughout the reporting period
                in the amount of coverage required by and
                otherwise in accordance with the terms of
                the transaction agreements.

                Cash Collection and Administration

1122(d)(2)(i)   Payments on pool assets are deposited                                      X
                into the appropriate custodial bank
                accounts and related bank clearing
                accounts no more than two business days
                following receipt, or such other number
                of days specified in the transaction
                agreements.

1122(d)(2)(ii)  Disbursements made via wire transfer on                                    X
                behalf of an obligor or to investor are
                made only by authorized personnel.

1122(d)(2)(iii) Advances of funds or guarantees                                            X
                regarding collections, cash flows or
                distributions, and any interest or other
                fees charged for such advances, are made,
                reviewed, and approved as specified in
                the transaction agreements.

1122(d)(2)(iv)  The related accounts for the                                               X
                transaction, such as cash reserve
                accounts or accounts established as a
                form of overcollateralization, are
                separately maintained (e.g., with respect
                to commingling of cash) as set forth in
                the transaction agreements.

1122(d)(2)(v)   Each custodial account is maintained at                                    X
                a federally insured depository
                institution as set forth in the
                transaction agreements. For purposes of
                this criterion, "federally insured
                depository institution" with respect to a
                foreign financial institution means a
                foreign financial institution that meets
                the requirements of Section 240.13k-1(b)(1)
                of this chapter.

1122(d)(2)(vi)  Unissued checks are safeguarded so as                                      X
                to prevent unauthorized access.

1122(d)(2)(vii) Reconciliations are prepared on a                                          X
                monthly basis for all asset-backed
                securities related bank accounts,
                including custodial accounts and related
                bank clearing accounts. These
                reconciliations are: (A) mathematically
                accurate; (B) prepared within 30
                calendar days after the bank statement
                cutoff date, or such other number of days
                specified in the transaction agreements;
                (C) reviewed and approved by someone
                other than the person who prepared the
                reconciliation; and (D) contain
                explanations for reconciling items.
                These reconciling items are resolved
                within 90 calendar days of their original
                identification, or such other number of
                days specified in the transaction
                agreements.


(page)




                                SERVICING CRITERIA                     SERVICING CRITERIA



                                                                   Applicable to       Inapplicable to
Reference                            Criteria                      GMACB               GMACB
                Investor Remittances and Reporting

1122(d)(3)(i)   Reports to investors, including those                                      X
                to be filed with the Commission, are
                maintained in accordance with the
                transaction agreements and applicable
                Commission requirements. Specifically,
                such reports: (A) are prepared in
                accordance with timeframes and other
                terms set forth in the transaction
                agreements; (B) provide information
                calculated in accordance with the terms
                specified in the transaction agreements;
                (C) are filed with the Commission as
                required by its rules and regulations;
                and (D) agree with the investors' or
                trustee's records as to the total unpaid
                principal balance and number of pool
                assets serviced by the Servicer.

1122(d)(3)(ii)  Amounts due to investors are allocated                                     X
                and remitted in accordance with
                timeframes, distribution priority and
                other terms set forth in the transaction
                agreements.

1122(d)(3)(iii) Disbursements made to an investor are                                      X
                posted within two business days to the
                servicer's investor records, or such other
                number of days specified in the transaction
                agreements.

1122(d)(3)(iv)  Amounts remitted to investors per the                                      X
                investor reports agree with cancelled
                checks, or other form of payment, or
                custodial bank statements.

                Pool Asset Administration

1122(d)(4)(i)   Collateral or security on pool assets                  X
                is maintained as required by the
                transaction agreements or related pool
                asset documents.

1122(d)(4)(ii)  Pool assets and related documents are                  X
                safeguarded as required by the
                transaction agreements.

1122(d)(4)(iii) Any additions, removals, or                                                X
                substitutions to the asset pool are made
                reviewed, and approved in accordance with
                any conditions or requirements in the
                transaction agreements.

1122(d)(4)(iv)  Payments on pool assets, including any                                     X
                payoffs, made in accordance with related
                pool asset documents are posted to the
                Servicer's obligor records maintained no
                more than two business days after
                receipt, or such other number of days
                specified in the transaction agreements,
                and allocated to principal, interest, or
                other items (e.g., escrow) in accordance
                with the related pool asset documents.

1122(d)(4)(v)   The Servicer's records regarding the                                       X
                pool assets agree with the servicer's
                records with respect to an obligor's
                unpaid principal balance.

1122(d)(4)(vi)  Changes with respect to the terms or                                       X
                status of an obligor's pool asset (e.g.,
                loan modifications or re-agings) are
                made, reviewed and approved by authorized
                personnel in accordance with the
                transaction agreements and related pool
                asset documents.

1122(d)(4)(vii) Loss mitigation or recovery actions                                        X
                (e.g., forbearance plans, modifications
                and deeds in lieu of foreclosure,
                foreclosures and repossessions, as
                applicable) are initiated, conducted, and
                concluded in accordance with
                the timeframes or other requirements
                established by the transaction
                agreements.

1122(d)(4)(viii)Records documenting collection efforts                                     X
                are maintained during the period a pool
                asset is delinquent in accordance with
                the transaction agreements. Such records
                are maintained on at least a monthly
                basis, or such other period specified in
                the transaction agreements, and describe
                the entity's activities in monitoring
                delinquent pool assets including, for
                example, phone calls, letters, and
                payment rescheduling plans in cases where
                delinquency is deemed temporary (e.g.,
                illness or unemployment).



                                SERVICING CRITERIA                     SERVICING CRITERIA



                                                                   Applicable to       Inapplicable to
Reference                            Criteria                      GMACB               GMACB

1122(d)(4)(ix)  Adjustments to interest rates or rates                                     X
                of return for pool assets with variable
                rates are computed based on the related
                pool asset documents.

1122(d)(4)(x)   Regarding any funds held in trust for                                      X
                an obligor (such as escrow accounts): (A)
                such funds are analyzed, in accordance
                with the obligor's pool asset documents,
                on at least an annual basis, or such
                other period specified in the transaction
                agreements; (B) interest on such funds is
                paid, or credited, to obligors in
                accordance with applicable pool asset
                documents and state laws; and (C) such
                funds are returned to the obligor within
                30 calendar days of full repayment of the
                related pool asset, or such other number
                of days specified in the transaction
                agreements.

1122(d)(4)(xi)  Payments made on behalf of an obligor                                      X
                (such as tax or insurance payments) are
                made on or before the related penalty or
                expiration dates, as indicated on the
                appropriate bills or notices for such
                payments, provided that such support has
                been received by the servicer at least 30
                calendar days prior to these dates, or
                such other number of days specified in
                the transaction agreements.

1122(d)(4)(xii) Any late payment penalties in                                              X
                connection with any payment to be made on
                behalf of an obligor are paid from the
                servicer's funds and not charged to the
                obligor, unless the late payment was due
                to the obligor's error or omission.

1122(d)(4)(xiii)Disbursements made on behalf of an                                         X
                obligor are posted within two business
                days to the obligor's records maintained
                by the servicer, or such other number of
                days specified in the transaction
                agreements.

1122(d)(4)(xiv) Delinquencies, charge-offs, and                                            X
                uncollectible accounts are recognized and
                recorded in accordance with the
                transaction agreements.

1122(d)(4)(xv)  Any external enhancement or other                                          X
                support identified in Item
                1114(a)(1) through (3) or Item 1115 of
                this Regulation AB, is maintained as set
                forth in the transaction agreements.





(page)


APPENDIX B


2007-EMX1       2007-RS1         2006-KS9           2006-QS5
2007-HI1        2007-RS2         2006-NC1           2006-QS6
2007-HSA1       2007-RZ1         2006-NC2           2006-QS7
2007-HSA2       2007-S1          2006-NC3           2006-QS8
2007-HSA3       2007-S2          2006-QA1           2006-QS9
2007-KS1        2007-S3          2006-QA10          2006-RS1
2007-KS2        2007-S4          2006-QA11          2006-RS2
2007-KS3        2007-S5          2006-QA2           2006-RS3
2007-KS4        2007-S6          2006-QA3           2006-RS4
2007-QA1        2007-S7          2006-QA4           2006-RS5
2007-QA2        2007-S8          2006-QA5           2006-RS6
2007-QA3        2007-S9          2006-QA6           2006-RZ1
2007-QA4        2007-SA1         2006-QA7           2006-RZ2
2007-QA5        2007-SA2         2006-QA8           2006-RZ3
2007-QH1        2007-SA3         2006-QA9           2006-RZ4
2007-QH2        2007-SA4         2006-QH1           2006-RZ5
2007-QH3        2007-SP1         2006-QO1           2006-S1
2007-QH4        2007-SP2         2006-QO10          2006-S10
2007-QH5        2007-SP3         2006-QO2           2006-S11
2007-QH6        2006-EFC1        2006-QO3           2006-S12
2007-QH7        2006-EFC2        2006-QO4           2006-S2
2007-QH8        2006-HI1         2006-QO5           2006-S3
2007-QH9        2006-HI2         2006-QO6           2006-S4
2007-QO1        2006-HI3         2006-QO7           2006-S5
2007-QO2        2006-HI4         2006-QO8           2006-S6
2007-QO3        2006-HI5         2006-QO9           2006-S7
2007-QO4        2006-HSA1        2006-QS1           2006-S8
2007-QO5        2006-HSA2        2006-QS10          2006-S9
2007-QS1        2006-HSA3        2006-QS11          2006-SA1
2007-QS10       2006-HSA4        2006-QS12          2006-SA2
2007-QS11       2006-HSA5        2006-QS13          2006-SA3
2007-QS2        2006-KS1         2006-QS14          2006-SA4
2007-QS3        2006-KS2         2006-QS15          2006-SP1
2007-QS4        2006-KS3         2006-QS16          2006-SP2
2007-QS5        2006-KS4         2006-QS17          2006-SP3
2007-QS6        2006-KS5         2006-QS18          2006-SP4
2007-QS7        2006-KS6         2006-QS2
2007-QS8        2006-KS7         2006-QS3
2007-QS9        2006-KS8         2006-QS4


2007-KS3        2006-HSA2        2006-QO7           2006-S12
2007-KS4        2006-HSA3        2006-QO8           2006-S2
2007-QA1        2006-HSA4        2006-QO9           2006-S3
2007-QA2        2006-HSA5        2006-QS1           2006-S4
2007-QA3        2006-KS1         2006-QS10          2006-S5
2007-QH1        2006-KS2         2006-QS11          2006-S6
2007-QH2        2006-KS3         2006-QS12          2006-S7
2007-QH3        2006-KS4         2006-QS13          2006-S8
2007-QH4        2006-KS5         2006-QS14          2006-S9
2007-QO1        2006-KS6         2006-QS15          2006-SA1
2007-QO2        2006-KS7         2006-QS16          2006-SA2
2007-QO3        2006-KS8         2006-QS17          2006-SP1


(page)



2007-QS1        2006-KS9         2006-QS18          2006-SP2
2007-QS2        2006-NC1         2006-QS2           2006-SP3
2007-QS3        2006-NC2         2006-QS3           2006-SP4
2007-QS4        2006-NC3         2006-QS4           2006-WH1
2007-QS5        2006-QA1         2006-QS5           2006-WH11
2007-QS6        2006-QA10        2006-QS6           2006-QWH8
2007-RS1        2006-QA11        2006-QS7           2006-QWH20
2007-RZ1        2006-QA2         2006-QS8
2007-S1         2006-QA3         2006-QS9
2007-S2         2006-QA4         2006-RS1
2007-S3         2006-QA5         2006-RS2
2007-S4         2006-QA6         2006-RS3
2007-SA1        2006-QA7         2006-RS4
2007-SA2        2006-QA8         2006-RS5
2007-SP1        2006-QA9         2006-RS6
2006-EFC1       2006-QH1         2006-RZ1
2006-EFC2       2006-QO1         2006-RZ2



2007-2N
2007-DBALT-OA1
2007-GSR-AR1
2007-GSR-OA1
2007-HALO-AR2
2007-HV2
2007-HV7
2007-LUM-2
2007-LXS-12N
2007-LXS-15N
2007-LXS-4N LEHMAN
2007-MANA-A2
2007-MANA-AF1
2007-MANA-OAR3
2007-MANA-OAR4
2007-MARM-3
2007-POWH3
2007-SARM-06
2006-BAFC-1
2006-LUM-5
2006-LUM-6
2006-MARM-OA1
2006-MARM-OA2
2006-POWH13
2006-POWH13B
2006-POWH16
2006-POWH16B
2006-POWH17
2006-POWH17B
2006-POWH18
2006-POWH18B
2006-POWH20
2006-POWH21
2006-POWH22
2006-QWH20
2006-QWH8
2006-WH1
2006-WH11


(page)


2006-WH12
2006-WH21
2005-QWH7


SACO 06-1
2006-5
SACO 06-8
SACO 06-6
SACO 06-7
SACO 06-9
SACO 06-9
SACO 06-10
SACO 06-12
SACO 2007-2
BSSLT07-1
BSSLT07-1
BSSLT 2007-2
2006-S1
2006-RF2
SAIL2006-2
2006-3H
LMT 2006-2
2006-GP2
2006-4N
2006-GP1
LXS 2006-7
LXS 2006-8
2006-GP3
LXS 06-10N
2006-ARS1
LXS 06-10N
LXS2006-11
LXS2006-GP4
LXS 06-12N
2006-GEL3
LXS2006-12N
GPMF2006AR4
LXS2006-13
GPMF2006AR5
GPMF2006AR6
LMT 2006-7
2006-GEL4
GPMF2006AR7
GPMF2006AR8


(page)


2007-GEL1
2007-GEL1
GPMF2007AR1
SASC007-RF1
GPMF2007AR2
2007-GEL2
2007-GEL2
SAS2007-TC1
SASC007-RF2
SASC007-RNP1
LXS 06-18N
LXS 2007-4N
LXS 07-15N
BOA-PNC
BOA-PNC
LEHMAN 0705
BV 2007-18
SECURITIES
2007-AR1
BAFC 06-5
SNDVW2006-A
SNDV2007-1
HBVW 06-SB1
BAYVIEW
BAYVIEW
MASD 2007-1
MASD 2007-1
MASTR 07-2
MASTR 07-2
ISAC 2006-5
SAC 2006-3
ISAC 2006-4
CMB 2007-A
MSM 06-10SL
MSM 06-14SL
MSM2007-4SL
BV 2007-1
MSM 06-4SL
NAAC2006AP1
ACE2007HE5
Macquarie 2007-1
GSMPS06RP1
GSR 2006-4F


(page)


2006-1
TCMLT 07-1
DLJMC-WACHO
DLJMC-HUDSO
2006-HE1
MSM 06-2
MSM 06-3AR
MSM 06-5AR
MSM 06-6AR
MSM 06-7
MSM 06-8AR
MSM 06-11
MSM06-12XS
LUM 2006-6
CMLTI07AMC2
MARM 2007-2
DBALT06AB1
DBALT06AR1
GSR 2006-2F
MALT 2006-1
MSM 06-1AR
NAAC2006AR1
BAFC 06-1
BSALTA 06-1
MASD 2006-1
MARP 06-1
ACE2006-SL1
CSMC 2006-1
GSR2006-AR1
NAAC2006S1
MIT 2006-1
BAFC 06-2
GSR 2006-3F
NAAC2006AR2
DBALT06AF1
MASTR 06-1
2006-B
GSR2006-AR2
BSALTA 06-3
PRIME06-CL1
ARMT 2006-2
LUM 2006-4
NAAC2006S2


(page)


DBALT06AB2
DBALT06AR2
SAIL 2006-3
BSABS06SD2
BSARM2006-2
NAAC 06-AF1
NAAC 06-AF1
MASD 2006-2
DBALT06AB3
MALT 2006-3
LUM 2006-5
MASD 2006-2
BSALTA 06-4
BAFC 06-4
2006-S3
MSM 06-9AR
DBALT06AR3
GSMPS2004-4
HBRVW 06-8
NAAC 06-AF2
NAAC 06-AF2
NAAC 06-AF2
MSM07-3XS
GSMPS 06-2
ACE2006-SL4
SASCO 06BC2
MARP 06-2
MSM06-13ARX
MARM 06OA2
DBALT06AB4
DBALT06AR4
HBRVW 06-8
2006-AR3
CSMC 2006-8
MSM2007-5AX
DBALT06AR5
MSM06-16AX
MASD 2006-3
MSM06-15XS
HBRVW 06-10
CSMC 2006-9
MASTR 06-3
MASD 2006-03


(page)


2006-AR4
2006-S5
NHELI 06AF1
HBVW2006-14
DBALT06AR6
HBVW2006-13
MSM06-17XS
BAYVW2006-D
BSALTA 06-8
DBALT06OA1
SACO2007-1
MSM2007-1XS
MSM2007-2AX
DBALT07AR1
MALT 2007-1
NAAC 2007S1
NHEL 07-1
NHEL 07-1
DBALT07AR2
DBALT07BAR1
ACE2007SL1
RBSGC2007-B
MARM 2007-2
NAAC 2007-1
MSM07-6XS
DBALT07AR3
BSABS07SD2
DBALT07OA2
SEMT 2007-1
BSSLT07SV1
NAAC 2007S2
HVMLT 07-2
BSSLT07SV1
DBALT07AB1
ASC 2007-S1
BAYVW2007-A
MARM 07-HF1
HVMLT 07-3
HVMLT 07-A
BAFC 2007-3
ACE2007HE4
MSM07-7AX
CG2007-SHL1


(page)


NAAC 2007-1
STAC 2007-1
BSABS07SD3
SEMT 07-02
BAFC 2007-4
DBALT07OA3
HVMLT 07-4
HVMLT 07-4
MHL 2007-1
MSM07-8XS
DBALT 07-2
SEMT 07-4
GSR 2007-4F
DBALT07OA4
MSM07-10XS
MSM07-11AR
MHL 2007-2
DBALT07-1
NAAC 2007-3
NAAC 2007-2
DBALT2007-OA5
MSM07-12
HVMLT07-06
BAYVW2007-B
SEMT 07-03
MARM 07-HF2
ACE2007SL2
BAFC 2007-7
ACE2007SL3
ACE2007SL3
MSM07-13
CSMC 2007-6
HVMLT07-07
DBALT 07-3
MALT 07-HF1
DBALT 07-4
MSM 07-14AR
MSM07-15AR
CSMC 2007-7
2006-S4
ASC 2007-0A1
MANA 2007-OAR3

2006-J1


(page)


2006-AR1
2006-AR2
2006-HLTV1
2006-HE1
2006-HE2
2006-HE3
2006-HE4
2006-HE5
2007-HE1
2007-HE2
2007-HE3